UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 19, 2024

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GORV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Lazydays Holdings, Inc. (the “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K certain information (the “Cleansing Material”) previously shared under confidentiality agreements with certain of the Company’s investors and potential investors in connection with the recapitalization and asset sale transactions previously announced by the Company on a Form 8-K filed on November 18, 2024. In connection with discussions regarding such transactions, the Company entered into confidentiality agreements with certain of those investors (collectively, the “Confidentiality Agreements”) pursuant to which the Company agreed to publicly disclose certain information shared pursuant to the terms of the Confidentiality Agreements, including material non-public information shared thereunder, upon the occurrence of certain events or at times as set forth therein. The Company is furnishing the Cleansing Material in satisfaction of its obligations under the Confidentiality Agreements.

The information shared under the Confidentiality Agreements was prepared by the Company solely to facilitate a discussion with the parties to the Confidentiality Agreements and was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company. The Cleansing Material should not be regarded as an indication that the Company or any third party considers the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. The Cleansing Material includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding the Company’s goals, plans, projections and guidance regarding its financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and the Company’s actual results of operations, financial condition and liquidity and development of the industry in which it operates may differ materially from those made in or suggested by the forward-looking statements in this Current Report on Form 8-K. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results including, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, the Company’s relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness (including the Company’s ability to obtain further waivers or amendments to credit agreements, the actions or inactions of its lenders, available borrowing capacity, our compliance with financial covenants and its ability to refinance or repay indebtedness on terms acceptable to the Company), acts of God or other incidents which may adversely impact the Company’s operations and financial performance, government regulations, legislation and others set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to the Company’s financial statements, in the Company’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in its other filings with the U.S. Securities and Exchange Commission. The Company urges you to carefully consider this information and not place undue reliance on forward-looking statements. The Company undertakes no duty to update our forward-looking statements, which are made as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Cleansing Material, dated December 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

December 19, 2024	By:	/s/ Ronald K. Fleming
Date		Ronald K. Fleming
Interim Chief Executive Officer